UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2006
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0001-338613 (Commission File Number)	16-1731691 (IRS Employer Identification No.)
1700 Pacific, Suite 2900
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 750-1771
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 8.01 Other Events.
On April 27, 2006, Regency Energy Partners LP, or the Partnership, announced the declaration on April 26, 2006 of a cash distribution with respect to all outstanding common and subordinated units of the Partnership in the amount of $0.2217 per unit payable on May 15, 2006 to holders of record on May 8, 2006. This amount constitutes the Partnership’s minimum quarterly distribution prorated for the period in the first quarter of 2006 since the Partnership’s initial public offering (February 3, 2006). A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description

Exhibit 99.1	Regency Energy Partners LP Press Release dated April 27, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

By:	REGENCY GP LP, its General Partner

	By:	REGENCY GP LLC, its General Partner

		By:	/s/ William E. Joor III

		Name: Title:	William E. Joor III Executive Vice President, Chief Legal and Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	Regency Energy Partners LP Press Release dated April 27, 2006.